						Aegis Mortgage Corporation
						ABSC AEG 2006-HE1

I. FICO-LTV

	Grouping		Total	Average
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	FICO 500-524 and LTV > 65	325	45,185,295.40	139,031.68	4.1	8.968	41.28	76.77	80	12.65	98.84	68.33	7.64	24.03	0	7.79	8	14.04	512
	FICO 525-549 and LTV > 65	434	63,548,618.18	146,425.39	5.77	8.508	40.54	78.46	79.11	12.25	97.5	71.63	6.33	22.05	0.39	6.7	7.77	14.92	536
	FICO 550-574 and LTV > 65	690	96,184,627.38	139,398.01	8.73	8.367	40.4	82.28	79.05	9.7	96.28	67.69	2.44	29.87	15	8	6.15	12.72	563
	FICO 575-599 and LTV > 70	1,253	163,766,663.64	130,699.65	14.86	8.137	41.81	84.19	78.7	11.45	95.33	77.78	1.82	20.38	32.01	8.25	7.92	12.31	588
	FICO 600-624 and LTV > 70	1,247	170,582,800.80	136,794.55	15.48	7.848	41.55	84.44	76.15	12.25	95.31	66.16	4.29	29.55	36.58	11.34	9.13	12.63	612
	FICO 625-649 and LTV > 70	1,238	177,648,283.47	143,496.19	16.12	7.693	41.48	83.8	73.5	12.27	97.3	43.09	4.12	52.64	42.17	14.52	11.24	10.95	636
	FICO 650-674 and LTV > 80	351	37,171,834.31	105,902.66	3.37	8.476	40.27	92.49	75.4	10.88	91.09	47.54	1.92	50.42	16.8	19.83	11.44	7.95	660
	FICO 675-699 and LTV > 80	202	25,139,426.96	124,452.61	2.28	7.959	41.55	91.1	63.7	12.74	88.65	50.76	3.9	45.35	27.37	13.66	20.68	11.05	687
	FICO 700-724 and LTV > 80	90	12,812,511.76	142,361.24	1.16	7.65	40.98	90.51	76.69	4.01	80.64	47.15	7.86	44.99	8.56	8.86	22.9	12.37	712
	FICO 725-749 and LTV > 85	31	3,679,288.04	118,686.71	0.33	8.09	43.91	94.82	77.9	1.76	77.75	65.43	0	34.57	0	0	17.77	7.48	737
	FICO 750-774 and LTV > 85	25	2,063,931.34	82,557.25	0.19	8.971	41.39	96.04	71	10.99	78.48	35.1	0	64.9	7.27	9.3	22.71	18.87	761
	FICO 775-799 and LTV > 85	16	2,130,533.13	133,158.32	0.19	6.973	40.55	93.07	77.97	9.5	80.23	84.6	0	15.4	0	19.2	3.86	7.03	784
	FICO >=800 and LTV > 85	4	817,206.51	204,301.63	0.07	8.233	50.78	96.8	36.06	0	100	63.94	0	36.06	63.94	19.43	63.94	0	801
	Total:	5,906	800,731,020.92	135,579.24	72.67	8.082	41.3	83.87	76.43	11.56	95.45	62.47	3.76	33.72	27.39	10.84	9.63	12.16	603

II LTV-DTI

	Grouping		Total	Average
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	LTV 60.00 64.99 and DTI ge 50	30	6,364,523.75	212,150.79	0.58	7.33	53.26	63.21	74.85	15.14	94.37	70.19	3.29	26.52	10.59	21.32	7.57	4.85	599
	LTV 65.00 to 69.99 and DTI ge 50	34	5,784,377.90	170,128.76	0.52	7.787	52.97	67.75	87.54	2.62	94.03	73.45	2.29	24.25	10.73	18.44	16.61	8.59	574
	LTV 70.00 74.99 and DTI ge 50	56	10,711,311.39	191,273.42	0.97	7.571	52.49	72.56	81.66	3.39	96.02	55.36	3.85	40.79	12.53	36.3	10.04	6.83	585
	LTV 75.00 79.99 and DTI ge 50	69	12,632,200.70	183,075.37	1.15	7.773	52.53	77.96	69.13	13.9	94.47	63.26	5.26	31.48	26.13	10.45	20.48	10.96	600
	LTV 80.00 84.99 and DTI ge 50	239	47,190,710.15	197,450.67	4.28	7.307	51.75	80.55	66.76	13.84	95.76	66.99	4.43	28.58	45.21	14.99	16.4	10.35	625
	LTV 85.00 89.99 and DTI ge 50	50	10,647,842.44	212,956.85	0.97	8.159	52.34	86.77	67.61	8.57	94.67	53.93	14.79	31.28	17.67	13.53	26.42	10.3	591
	LTV 90.00 94.99 and DTI ge 50	56	9,503,962.26	169,713.61	0.86	8.18	51.56	91.55	78.45	2.21	73.08	76.29	1.1	22.61	6.41	7.63	8.07	14.73	621
	LTV 95.00 99.99 and DTI ge 50	39	4,430,076.39	113,591.70	0.4	8.991	52.19	96.31	60.31	14.5	100	75.87	3.13	21	24.15	3.84	28.82	6.68	654
	LTV >= 100 and DTI ge 50	110	6,250,313.14	56,821.03	0.57	10.09	51.93	100	76.98	7.21	100	63.55	12.38	24.07	0	11.75	15.98	4.76	636
	Total:	683	113,515,318.12	166,201.05	10.3	7.781	52.12	81.07	71.31	10.56	93.87	65.7	5.38	28.93	27.16	15.66	16.47	9.6	613

III DTI-FICO

	Grouping		Total	Average
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	DTI 20.00 24.99 and FICO < 525	25	2,291,989.08	91,679.56	0.21	9.114	23.12	67.01	94.29	5.71	97.92	77.17	0	22.83	0	0	4.21	35.17	514
	DTI 25.00 29.99 and FICO < 550	94	10,221,215.54	108,736.34	0.93	8.695	27.38	71.71	88.83	3.62	96.47	75.35	2.72	21.93	0	8.28	9.4	15.01	526
	DTI 30.00 34.99 and FICO < 575	223	28,774,170.56	129,032.15	2.61	8.512	32.8	74.24	81.09	9.46	94.57	70.43	4.97	24.59	3.76	3.66	3.82	13.96	542
	DTI 35.00 39.99 and FICO < 600	495	66,888,075.30	135,127.42	6.07	8.378	37.45	77.76	76.22	13.92	96.6	70	2.81	27.19	14.22	9.81	4.73	14.16	560
	DTI 40.00 44.99 and FICO < 625	875	126,167,596.77	144,191.54	11.45	8.172	42.51	79.84	79.44	11.47	95.99	63.2	2.22	34.58	24.44	8.64	11.63	13.7	578
	DTI 45.00 49.99 and FICO < 650	1,569	239,161,433.68	152,429.21	21.71	7.965	47.6	81.38	75.58	12.11	97.22	61.11	2.6	36.28	32.81	13.18	9.63	12.85	594
	DTI 50.00 54.99 and FICO < 675	615	98,825,295.09	160,691.54	8.97	7.933	51.92	78.51	71.82	11.68	94.9	66.4	4.98	28.62	25.91	15.36	15.54	10.54	593
	DTI >= 55.00 and FICO < 700	45	7,936,737.28	176,371.94	0.72	7.842	55.45	73.07	79.54	3.3	90.93	71.22	5.83	22.96	22.56	16.5	21.21	5.89	582
	Total:	3,941	580,266,513.30	147,238.39	52.66	8.095	44.98	79.44	76.49	11.68	96.26	64.41	3.1	32.49	25.38	11.61	10.35	12.88	582

IV FICO - Alternate, Stated Doc

	Grouping		Average	Total
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	FICO 500 525	136	164,468.22	22,367,678.52	2.03	8.943	40.18	68.23	76.63	9.12	95.19	0	17.07	82.93	0	13.59	13.11	14.47	512
	FICO 525 550	139	172,379.19	23,960,706.99	2.17	8.529	42	70.49	72.78	14.5	96.43	0	18.58	81.42	0	8.73	13.92	20.44	536
	FICO 550 575	206	183,654.54	37,832,835.38	3.43	8.407	40.99	75	78.45	8.77	93.36	0	6.83	93.17	18.83	14.69	12.22	14.41	562
	FICO 575 600	217	202,717.41	43,989,676.90	3.99	8.246	41.7	79.87	74.64	7.73	89.63	0	7.78	92.22	32.84	14.35	19.56	10.74	589
	FICO 600 625	346	189,710.82	65,639,944.83	5.96	8.032	41.91	81.17	70.46	13.79	93.76	0	13.07	86.93	38.15	13.96	16.79	13.9	613
	FICO 625 650	668	160,062.43	106,921,703.89	9.7	7.846	41.81	81.92	74.2	11.8	97.15	0	7.03	92.97	45.25	17.14	15.03	12.38	636
	FICO 650 675	469	178,468.44	83,701,698.83	7.6	7.589	41.63	82.25	69.29	14.32	96.18	0	4.68	95.32	50.15	24.83	15.76	9.06	660
	FICO 675 700	248	173,829.06	43,109,605.79	3.91	7.581	42.06	82.24	67.77	10.72	91.23	0	6.13	93.87	48.04	22.97	14.76	12.94	685
	FICO 700 725	116	181,219.53	21,021,466.04	1.91	7.402	42.75	82.02	68.82	8.25	88.03	0	6.09	93.91	31.2	17.29	28.52	12.84	711
	FICO 725 750	45	243,246.53	10,946,093.64	0.99	7.086	44.1	79.6	61.18	4.85	95.83	0	4.77	95.23	56.8	23.09	38.62	5.32	735
	FICO 750 775	39	169,271.76	6,601,598.67	0.6	7.446	40.35	80.19	76.87	7.08	93.24	0	0	100	49.54	28.24	29.27	8.65	762
	FICO 775 800	9	181,561.15	1,634,050.39	0.15	7	43.75	69.68	63.45	0	79.91	0	0	100	10.92	0	53.73	10.92	789
	FICO >= 800	6	168,316.91	1,009,901.46	0.09	7.684	45.95	83.01	100	0	100	0	0	100	24.16	78.63	0	0	804
	Total:	2,644	177,283.27	468,736,961.33	42.54	7.925	41.76	79.8	72.15	11.36	94.27	0	8.26	91.74	37.15	17.92	16.89	12.34	629

V FICO - IO

	Grouping		Average	Total
			Current	Current	Percent of	Wtg Avg	Wtd Avg	Wtd Avg			% Owner
		Count	Balance	Balance	total Balance	GWAC	DTI	LTV	% SFD	%PUD	Occupied	% Full Doc	% Alternate Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
	FICO <= 499	1	249,900.00	249,900.00	0.02	7.36	48.7	88.62	0	100	100	100	0	0	100	0	0	0	537
	FICO 550 - 574	71	229,943.99	16,326,023.02	1.48	7.707	40.93	78.01	77.32	7.71	100	56.37	0.7	42.93	100	29.93	5.24	9.08	567
	FICO 575 - 599	279	203,789.94	56,857,393.00	5.16	7.456	42.51	79.77	78.11	13.4	99.25	74.59	2.57	22.84	100	18.26	12.27	12.12	589
	FICO 600 - 624	288	227,936.76	65,645,787.24	5.96	7.303	42.51	80.74	75.51	13.76	99.78	61.86	3.68	34.46	100	22.89	9.76	16.25	613
	FICO 625 - 649	329	237,158.56	78,025,164.63	7.08	7.135	42.78	80.3	70.06	15.63	99.8	37.99	5.14	56.88	100	26.6	14.29	12.06	636
	FICO 650 - 674	240	245,120.66	58,828,957.49	5.34	7.02	41.31	80.11	66.91	18.06	100	28.65	4.64	66.7	100	31.96	11.96	7.46	660
	FICO 675 - 699	119	259,767.64	30,912,348.92	2.81	6.972	42.58	81.15	67.56	14.45	100	33	3.79	63.21	100	30.71	12.21	13.65	685
	FICO 700 - 724	38	296,959.11	11,284,446.24	1.02	6.403	41.77	76.44	52.13	16.2	98.37	41.87	1.23	56.9	100	40	22.96	7.8	712
	FICO 725 - 749	26	311,204.54	8,091,318.01	0.73	6.783	42.61	77.93	63.19	5.43	100	23.16	3.46	73.38	100	14.85	44.36	1.93	736
	FICO 750 - 774	16	261,484.61	4,183,753.78	0.38	6.472	39.73	75.02	73.3	6.43	100	21.82	0	78.18	100	43.07	24.07	5.98	761
	FICO 775 - 799	4	175,475.00	701,900.00	0.06	6.481	43	74.89	100	0	100	74.58	0	25.42	100	0	0	25.42	782
	FICO 800 >=	2	383,250.00	766,500.00	0.07	6.932	48.84	90.23	31.83	0	100	68.17	0	31.83	100	31.83	68.17	0	802
	Total:	1,413	234,871.54	331,873,492.33	30.12	7.172	42.25	79.99	71.27	14.46	99.73	47.53	3.71	48.76	100	26.25	13.23	11.61	636

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